UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.         )

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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

MDU Resources Group, Inc.
(Name of Registrant as Specified In Its Charter)
____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

MDU RESOURCES GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 9, 2017
11:00 a.m. CDT
MDU Service Center
909 Airport Road
Bismarck, ND

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 9, 2017.
Notice is hereby given that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at the MDU Service Center, 909 Airport Road, Bismarck, ND on May 9, 2017 at 11:00 a.m. CDT.
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report are available at www.proxydocs.com/mdu.
If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is NO charge for requesting a copy. Please make your request for a copy as instructed on the reverse side of this Notice on or before April 25, 2017, to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends a vote “FOR” all nominees in Item 1.
1.	Election of Directors
	01	Thomas Everist	05	A. Bart Holaday	08	Patricia L. Moss
	02	Karen B. Fagg	06	Dennis W. Johnson	09	Harry J. Pearce
	03	David L. Goodin	07	William E. McCracken	10	John K. Wilson
	04	Mark A. Hellerstein

The Board of Directors recommends a vote “FOR 1 YEAR” in Item 2.
2.	Advisory vote to approve the frequency of the vote to approve the compensation paid to the company’s named executive officers.
The Board of Directors recommends a vote “FOR” Items 3, 4, and 5.
3.	Advisory vote to approve the compensation paid to the company’s named executive officers.
4.	Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2017.
5.	Advisory vote to approve an amendment to the company’s bylaws to adopt an exclusive forum for internal corporate claims.

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at www.proxypush.com/mdu.

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. CDT on May 8, 2017.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

To request paper copies of the proxy materials, which include the Proxy Card,
Proxy Statement, and Annual Report, please contact us via:

Internet/Mobile - Access the Internet and go to www.investorelections.com/mdu. Follow the instructions to log in and order copies.

Telephone - Call us free of charge at 1-877-536-3553 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email - Send us an email at paper@investorelections.com with “MDU Materials Request” in the subject line.
The email must include:
● The 11-digit control # located in the box in the upper right hand corner on the front of this Notice.
● Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
● If you choose email delivery you must include the email address.
●
If you would like this election to apply to delivery of material for all future stockholder meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax ID Number in the email.

In Person - If you choose to vote these shares in person at the annual meeting, you must follow the requirements for admission to the meeting contained in the Proxy Statement for the 2017 Annual Meeting. You must present a valid photo identification, such as a driver’s license, proof of stock ownership, and an admission ticket to the meeting. To request an admission ticket, call (701) 530-1000.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 09, 2017

Meeting Information
MDU RESOURCES GROUP, INC.	Meeting Type: Annual Meeting
For holders as of: March 10, 2017
	Date: May 09, 2017	Time: 11:00 AM CDT
	Location:	MDU Service Center
909 Airport Road
Bismarck, ND 58501

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1.		Combined Proxy Statement and Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow è				XXXX XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*		If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow	è	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow	è	XXXX XXXX XXXX XXXX	available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):		The Board of Directors recommends you vote FOR the following proposal(s):
1.	Election of Directors
	Nominees	3.	Advisory vote to approve the compensation paid to the company's named executive officers.
01	Thomas Everist

02	Karen B. Fagg	4.	Ratification of the appointment of Deloitte & Touche LLP as the company's independent registered public accounting firm for 2017.

03	David L. Goodin

04	Mark A. Hellerstein	5.	Advisory vote to approve an amendment to the company's bylaws to adopt an exclusive forum for internal corporate claims.

05	A. Bart Holaday

06	Dennis W. Johnson

07	William E. McCracken

08	Patricia L. Moss

09	Harry J. Pearce

10	John K. Wilson

The Board of Directors recommends you vote 1 YEAR on the following proposal:
2.	Advisory vote to approve the frequency of the vote to approve the compensation paid to the company's named executive officers.

Voting items Continued

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions